ASSIGNMENT
                                       AND
                                 FIRST AMENDMENT
                                       TO
                        NET LEASE AND JOINT USE AGREEMENT



                  This Assignment and First Amendment (the "First Amendment") amends that certain Net Lease and Joint Use Agreement dated as of March 1, 1994 (the "Lease"), and is entered into by and between L. Randy Knight, a married man dealing with his sole and separate property ("Landlord"), Knight Transportation, Inc., an Arizona corporation ("Tenant") and the RK Trust dated as of April 1, 1993, wherein L. Randy Knight is both Trustor and Trustee (the "Trust"), as the assignee of the Landlord.

                                    RECITALS
                                    --------

                  The real property subject to the Lease has been transferred by Landlord to the Trust;

                  Landlord wishes to transfer and assign the Lease to the Trust and the Trust wishes to assume each and every obligation of Tenant under the Lease and to be substituted as Landlord under the Lease;

                  Tenant is willing to consent to the transfer of the Lease to the Trust and to the substitution of the Trust for Randy Knight, as Landlord under the Lease.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT
                                    ---------

                  1. Assignment of Lease. Landlord hereby transfers and assigns to the trust all of Landlord's right, title and interest in the Lease, and the Trust hereby accepts such assignment.

                  2. Substitution of Trust as Landlord. Landlord, Tenant, and the Trust hereby agree that as of the effective date of this Agreement, the Trust shall become the Landlord under the Lease and all references to the Landlord under the Lease shall refer to the Trust. Tenant hereby agrees that Randy Knight shall have no further obligations as Landlord under the Lease and releases Randy Knight from such obligations.

                  3. Trust Assumes Landlord's Obligations. The Trust hereby assumes and agrees to perform each and every obligation of the Landlord under the Lease for and on behalf of Randy

                                 Exhibit 10.2.1

Knight. Knight, as Tenant under the Lease, hereby consents to the assignment of the Lease to the Trust and the substitution of the Trust as Landlord under the Lease and agrees to render all performances required of the Tenant under the Lease to the Trust, as Landlord, and hereby accepts the Trust as the Landlord under the Lease.

                  4. Terms and Conditions. All other terms and conditions of the Lease shall remain in full force and effect. By execution of this Lease, the parties hereby ratify, confirm and approve the Lease, as amended hereby, and agree that the Lease is in full force and effect.

                  5. Effective Date. This First Amendment shall be effective as of September 1, 1994.

                  DATED this 19th day of September, 1994.



                                               /s/ Randy Knight
                                        ----------------------------------------
                                        RANDY KNIGHT, former Landlord


                                        KNIGHT TRANSPORTATION, INC.,
                                        an Arizona corporation, Tenant



                                        By          /s/ Kevin P. Knight
                                          --------------------------------------
                                          Its      Chief Executive Officer
                                             -----------------------------------


                                        THE RK TRUST  dated as of April 1, 1993,
                                        wherein L. Randy  Knight is Trustor  and
                                        Trustee  (the  "Trust"),   Assignee  and
                                        substituted Landlord



                                        By          /s/   Randy Knight
                                          --------------------------------------
                                             L. Randy Knight, Trustee
                                       -2-